UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 5, 2023
Date of Report (date of earliest event reported)
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Limeade, Inc.
(Exact name of registrant as specified in its charter)
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Washington (State or other jurisdiction of incorporation or organization)	000-56464 (Commission File Number)	06-1771116 (I.R.S. Employer Identification Number)
10885 NE 4th Street Suite #400 Bellevue, WA 98004
(Address of principal executive offices and zip code)
(888) 830-9830
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, no par value	LME	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On July 5, 2023, Limeade, Inc. ("Limeade") (ASX: LME), an immersive employee well-being company that creates healthy employee experiences, filed a release with the Australian Securities Exchange confirming that it has received a notice of non-renewal of its contract with State of Washington Health Care Authority (HCA). Limeade will continue to serve the State of Washington as its customer until 31 December 2023. A copy of the ASX release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release - "Confirmation of Non-Selection as Future Service Provider for Existing Customer"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 5th day of July, 2023.

LIMEADE, INC.

By:	/s/ Henry Albrecht
Name:	Henry Albrecht
Title:	Chief Executive Officer